                                  EXHIBIT 10.5
            AGREEMENT WITH HOWARD B. HILLMAN DATED NOVEMBER 7, 1996



November 7, 1996



To Whom It May Concern:

The purpose of this letter is to document my commitment of ongoing financial support to Auto-trol Technology Corporation and its subsidiaries (the "Company"), which support will be sufficient to enable the Company to continue as a going concern through December 31, 1997.

Sincerely,


Howard B. Hillman
President

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